UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2021

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
121 CRESCENT STREET, ATHOL, MASSACHUSETTS 01331
(Address of principal executive offices) (Zip Code)
Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value per share	SCX	New York Stock Exchange

ITEM 7.01.	Regulation FD Disclosures
On September 2, 2021, the L.S. Starrett Company (the “Company”) issued a press release to announce operating results for the fiscal year ended June 30, 2021.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

ITEM 9.01.	Financial Statements and Exhibits
Exhibit Number	Description
99.1	Press release dated September 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2021	THE L.S. STARRETT COMPANY

	By:	/s/ John C. Tripp

Name: John C. Tripp
Title: Chief Financial Officer and Treasurer